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                                                                    Exhibit 23.4

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-4) and related joint proxy statement/prospectus of Security Banc Corporation and to the incorporation by reference herein of our report dated January 11, 2000 with respect to the consolidated financial statements of Security Banc Corporation incorporated by reference in its Annual Report (Form 10-K) for the fiscal year ended December 31, 1999.


                                                          s/ Ernst & Young LLP


Columbus, Ohio
December 29, 2000